EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs High Yield Municipal Fund

Name of Underwriter From Who Purchased:
Morgan Stanley

Names of Underwriting syndicate members:
Morgan Stanley, Goldman Sachs, Merrill Lynch, Morgan Keegan

Name of Issuer:
Trustees of the Tulsa Municipal airport Trust Revenue Bonds

Title of Security:
Tulsa OK Muni Arpt Tr Rev

Date of First Offering:
10-30-00

Dollar Amount Purchased:
10,000,000

Number of Shares Purchased:
10,000

Price Per Unit:
100.000

Resolution Approved by the Board of Trustees:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended January 31, 2001, for the fixed income Funds, February 28, 2001 for the equity Funds, and March 31, 2001 for the money market and specialty Funds, on behalf of the Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended March 31, 2001, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.




EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund: Goldman Sachs High Yield Municipal Fund
Name of Underwriter From Who Purchased:
Salomon Smith Barney

Names of Underwriting syndicate members:
Salomon Smith Barney, Goldman Sachs, JPM, MS
Name of Issuer:
City of New York
General Obligation Bond

Title of Security:
City of New York
General Obligation Bond

Date of First Offering:
2-9-01

Dollar Amount Purchased:
$5,108,400

Number of Shares Purchased:
5,000,000

Price Per Unit:
102,168


GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

EX. 99.770 - Transactions effected pursuant to Rule 10f-3
Name of Fund:  Goldman Sachs High Yield Municipal Fund
Name of Underwriter From Who Purchased:
Salomon Smith Barney

Names of Underwriting syndicate members:
Salomon Smith Barney
Name of Issuer:
District of Colombia Tobacco Settlement Financial Corp. Tobacco Settlement Asset-Backed Bonds

Title of Security:
District of Columbia Tobacco Settlement Financial Corp. Tobacco Settlement Asset-Backed Bonds

Date of First Offering:
3-14-01

Dollar Amount Purchased:
1,969,820

Number of Shares Purchased:
2,000,000

Price Per Unit:
98,486

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs High Yield Municipal Fund
Name of Underwriter From Who Purchased:
Salomon Smith Barney

Names of Underwriting syndicate members:
Salomon Smith Barney
Name of Issuer:
District of Colombia Tobacco Settlement Financial Corp. Tobacco Settlement Asset-Backed Bonds

Title of Security:
District of Columbia Tobacco Settlement Financial Corp. Tobacco Settlement
 Asset-Backed Bonds

Date of First Offering:
3-14-01

Dollar Amount Purchased:
5,864,820

Number of Shares Purchased:
6,000,000

Price Per Unit:
97.747

Resolution Approved by the Board of Trustees:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended April 30, 2001, for the fixed income Funds, May 31, 2001 for the equity Funds, and June 30, 2001 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended June 30, 2001, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.